FIRST AMENDMENT TO
PAYMENT GUARANTY
FIRST AMENDMENT, dated as of December 16, 2020 (this “Amendment”) to the PAYMENT GUARANTY, dated as of July 16, 2020 (as amended, supplemented or otherwise modified prior to the date hereof, the “Payment Guaranty”), between Corporate Property Associates 18 – Global Incorporated, a Maryland corporation (“Guarantor”) and W. P. Carey Inc., a Maryland corporation (“Lender”).
W I T N E S S E T H:
WHEREAS, CPA:18 Limited Partnership, a Delaware limited partnership (“Borrower”) and Lender have agreed that the Loan Agreement between Borrower and Lender, dated as of July 16, 2020 be modified as set forth in the First Amendment to Loan Agreement dated as of the date hereof; and
WHEREAS, Guarantor and the Lender have agreed to modify the Payment Guaranty as herein set forth solely upon the terms and conditions provided for in this Amendment.
NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:
1.Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Payment Guaranty.
2.Recitals. Recital A of the Payment Guaranty is hereby amended and restated in its entirety to read as follows:

Lender has agreed to make one or more loans (collectively, the “Loan”) in the maximum aggregate principal amount outstanding at any one time of up to FIFTY MILLION and No/100 Dollars ($50,000,000.00) to CPA:18 LIMITED PARTNERSHIP, a Delaware limited partnership (“Borrower”).

3.Notices. The notice addresses for Guarantor and Lender contained in Section 1.4 of the Payment Guaranty is hereby amended to read as follows.
    One Manhattan West, 395 9th Avenue, 58th Floor, New York, New York 10011.
4.Governing Law. This Amendment will be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflict laws principles.
[Signature Page Follows]

DATED as of the date first set forth above.

GUARANTOR:	CORPORATE PROPERTY ASSOCIATES 18 – GLOBAL
INCORPORATED, a Maryland corporation

	By:	/s/ ToniAnn Sanzone
Name: ToniAnn Sanzone
Title: Chief Financial Officer
[Signature Page to First Amendment]